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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 25049





                                    FORM 8-K



             CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                      Date of Report:  September 1, 1994

                              MOMENTUM CORPORATION

                             A Delaware Corporation

                        Commission File Number:  0-18112

                            IRS Number:  91-1464018

                          ADDRESS: 500 108th Avenue NE
                                        Suite 1900
                                   Bellevue, WA 98004

                      Telephone:  Area Code (206) 450-6550


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         Item 1.          Change in Control of Registrant

         On September 1, 1994, at a Special Meeting of Stockholders of Momentum Corporation, a Delaware corporation ("Momentum"), holders of a majority of the outstanding shares of common stock, par value $1.00, (the "Shares") of Momentum approved and adopted the Agreement and Plan of Reorganization (the "Agreement"), dated as of May 27, 1994 between Momentum and Phillips & Jacobs, Incorporated, a Pennsylvania corporation ("Phillips") which is incorporated by reference as Exhibit 2.1.

         On September 1, 1994, Phillips filed Articles of Merger with the Secretary of State of the Commonwealth of Pennsylvania and a Certificate of Merger with the Secretary of State of the State of Delaware to consummate the merger (the "Merger") of Momentum with and into Phillips, which was renamed PrimeSource Corporation ("PrimeSource"). Phillips shareholders retained their ownership of Phillips Shares under the name of PrimeSource. Each outstanding share of Momentum common stock, par value $1.00 per share, has been converted into .71 shares of PrimeSource common stock, par value $.01 per share and the right to receive a cash payment in lieu of the issuance of fractional shares, and as a result thereof the identity and separate existence of Momentum has ceased. In connection with the Merger, the Articles of Incorporation of Phillips have been amended to increase the number of shares of authorized capital, to change its corporate name and to make certain other changes.

         Certain arrangements and understandings with respect to the change in control of Momentum are set forth on pages 42 through 49 of Momentum's Proxy Statement (the "Proxy Statement") filed with the Securities and Exchange Commission August 4, 1994 under the captions MANAGEMENT OF PRIMESOURCE and THE REORGANIZATION AGREEMENT AND PLAN OF MERGER, which pages are hereby incorporated by reference.

         As a result of the Merger, the Articles of Incorporation and Bylaws of Phillips have been amended and restated as the Amended and Restated Articles of Incorporated and Bylaws of PrimeSource. These Amended and Restated Articles of Incorporation and Bylaws are set forth in the Proxy Statement as Annexes C and D respectively, and are hereby incorporated by reference. The Agreement of Merger, dated as of September 1, 1994, is filed herewith as Exhibit 2.2.

         The Board of Directors of PrimeSource consists of the following representatives of Momentum: Gary MacLeod, Jerrold B. Harris, Richard E. Engebrecht, Andrew V. Smith, John H. Goddard and James H. Wiborg, and the following representatives of Phillips: James F. Mullan, Nelson G. Harris, Phillip J. Baur, Jr. Edward N. Patrone, Fred C. Aldridge, Jr. and John M. Pettine.

         On September 15, 1994, Momentum filed a Certification and Notice of Termination of Registration on Form 15 with the Securities and Exchange Commission formally requesting that the common stock of Momentum be deregistered under Section 12g of the Securities Exchange Act of 1934, as amended, effective as the close of business on September 1, 1994.

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         On August 26, 1994, Momentum filed a letter with the National
Association of Securities Dealers, Inc. ("NASD") formally requesting that Momentum's common stock be delisted from the NASD at the close of business on September 1, 1994.

Item 7.  Financial Statements and Exhibits

         (a)  Not Applicable

         (b)  Not Applicable

         (c)  Exhibits

                     Exhibit Number                     Description of Exhibit
                     --------------                     ----------------------
                          2.1              Agreement and Plan of Reorganization dated as of
                                           May 27, 1994 between Momentum Corporation and
                                           Phillips & Jacobs, Incorporated, (Annex A to proxy
                                           Statement/Prospectus and as exhibit 2.4 to the
                                           registration statement on Form S-4 filed by Phillips
                                           & Jacobs, Incorporated on August 4, 1994,
                                           registration no. 33-54913 and incorporated
                                           herein by this reference.)

                          2.2              Agreement of Merger by and between Momentum
                                           Corporation and Phillips & Jacobs, Incorporated,
                                           dated as of September 1, 1994.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MOMENTUM CORPORATION
                                        (Registrant)


Dated:  September 15, 1994              By:  /s/ John H. Goddard
                                             -----------------------------
                                             John H. Goddard
                                             President and Chief Executive
                                             Officer

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